UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Walgreens Boots Alliance, Inc. (the “Company”) held on January 30, 2025, the Company’s stockholders approved an amendment and restatement of the Walgreens Boots Alliance, Inc. Amended and Restated 2021 Omnibus Incentive Plan (the “Plan”), which had been previously approved by the Board of Directors of the Company (the “Board”), subject to stockholder approval. The amendment and restatement, among other things, increases the total remaining number of shares available for issuance under the Plan by 61,500,000 shares.

The Plan was described in Proposal 3 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 13, 2024 in connection with the Annual Meeting (the “Fiscal 2025 Proxy Statement”). The descriptions of the Plan contained herein and therein are qualified in their entirety by the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in the Fiscal 2025 Proxy Statement, the Board approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from liability for certain Company officers in certain circumstances as permitted by Delaware law, subject to stockholder approval at the Annual Meeting. At the Annual Meeting, stockholders considered and approved the Amendment. The Company has filed with the Secretary of State of Delaware a Certificate of Amendment that reflects the Amendment, which was effective upon filing. Following the filing of the Certificate of Amendment, the Company filed with the Secretary of State of Delaware a Restated Certificate of Incorporation that reflects the Amendment, which became effective on February 1, 2025.

The Restated Certificate of Incorporation that reflects the approved Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company held the Annual Meeting on January 30, 2025.

(b) Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting:

Proposal No. 1: The stockholders elected each of the following directors to serve on the Board until the Company’s next Annual Meeting of Stockholders or until such director’s respective successor is elected and qualified (or any such director’s earlier death, resignation or removal):

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Janice M. Babiak	506,721,502	38,154,028	2,209,826	151,130,744
Inderpal S. Bhandari	525,949,398	18,884,166	2,251,792	151,130,744
Ginger L. Graham	503,414,802	41,634,606	2,035,948	151,130,744
Bryan C. Hanson	525,167,272	19,879,225	2,038,859	151,130,744
Robert L. Huffines	531,468,750	13,611,902	2,004,704	151,130,744
Valerie B. Jarrett	517,388,482	27,742,230	1,954,644	151,130,744
John A. Lederer	516,886,052	28,128,546	2,070,758	151,130,744
Stefano Pessina	521,938,068	23,130,642	2,016,646	151,130,744
Thomas E. Polen	512,148,834	32,830,419	2,106,103	151,130,744
Nancy M. Schlichting	501,476,399	43,636,882	1,972,075	151,130,744
William H. Shrank, M.D.	532,863,826	12,167,978	2,053,552	151,130,744
Timothy C. Wentworth	532,949,525	12,215,868	1,919,963	151,130,744

Proposal No. 2: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Fiscal 2025 Proxy Statement, was approved. There were 494,137,555 votes for, 49,908,008 votes against, and 3,039,793 abstentions. There were 151,130,744 broker non-votes on this proposal.

Proposal No. 3: The proposal to approve the Walgreens Boots Alliance, Inc. Amended and Restated 2021 Omnibus Incentive Plan was approved. There were 502,677,179 votes for, 41,235,538 votes against, and 3,172,639 abstentions. There were 151,130,744 broker non-votes on this proposal.

Proposal No. 4: The proposal to approve the Walgreens Boots Alliance, Inc. Employee Stock Purchase Plan, as amended and restated, was approved. There were 533,310,043 votes for, 11,674,621 votes against, and 2,100,692 abstentions. There were 151,130,744 broker non-votes on this proposal.

Proposal No. 5: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was approved. There were 660,848,906 votes for, 34,127,508 votes against, and 3,239,686 abstentions.

Proposal No. 6: The proposal to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from liability for certain Company officers in certain circumstances as permitted by Delaware law was approved. There were 506,567,258 votes for, 37,384,850 votes against, and 3,133,248 abstentions. There were 151,130,744 broker non-votes on this proposal.

Proposal No. 7: The stockholder proposal requesting a report on cigarette waste was not approved. There were 37,541,144 votes for, 503,397,230 votes against, and 6,146,982 abstentions. There were 151,130,744 broker non-votes on this proposal.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Restated Certificate of Incorporation of Walgreens Boots Alliance, Inc.

10.1	Walgreens Boots Alliance, Inc. Amended and Restated 2021 Omnibus Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: February 5, 2025	By:	/s/ Joseph B. Amsbary Jr.
	Name:	Joseph B. Amsbary Jr.
	Title:	Senior Vice President, Corporate Secretary